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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): March 22, 2005


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                            REDDY ICE HOLDINGS, INC.
             (Exact name of registrant as specified in its charter)


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           Delaware                   333-110442-04                 56-2381368
(State or other jurisdiction     (Commission File Number)    (I.R.S. Employer
      of incorporation)                                      Identification No.)

                    8750 North Central Expressway, Suite 1800
                               Dallas, Texas 75231
                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (214) 526-6740

                                 Not Applicable
          (Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
     CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01. Entry into a Material Definitive Agreement.

     On March 22, 2005, Reddy Ice Group, Inc. ("Reddy Ice"), a wholly-owned subsidiary of Reddy Ice Holdings, Inc. ("Parent"), entered into a Dealer Manager and Consent Solicitation Agreement (the "Agreement") with Credit Suisse First Boston LLC ("CSFB"). The Agreement authorizes CSFB to act as dealer manager and solicitation agent in connection with the announced tender offer and solicitation described in Item 8.01 below for which Reddy Ice has agreed to pay CSFB certain fees and expenses. CSFB and its affiliates have engaged in investment banking and other commercial dealings in the ordinary course of business with Reddy Ice and Parent and was an initial purchaser in Reddy Ice's private placement of its 8 7/8% Senior Subordinated Notes due 2011 and for Parent's private placement of its 10 1/2% Senior Discount Notes due 2012 for which CSFB received customary fees. CSFB is also acting as an underwriter in Parent's previously announced contemplated initial public offering of its common stock and will receive customary fees with respect thereto.

Item 8.01. Other Events.

     On March 23, 2005, Reddy Ice issued a press release announcing that it has commenced a cash tender offer and consent solicitation for any and all of its $152 million aggregate principal amount of 8 7/8% Senior Subordinated Notes due 2011. A copy of the press release is attached hereto as Exhibit 99.1, which is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits.

     (99.1) Press release of Reddy Ice Group, Inc. dated March 23, 2005.





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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  March 24, 2005

                                         REDDY ICE HOLDINGS, INC.


                                         By:          /s/ Steven J. Janusek
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                                               Name:  Steven J. Janusek
                                               Title: Chief Financial and
                                                      Accounting Officer